As filed with the Securities and Exchange Commission on December 31, 1997
                        Securities Act File No. 33-13133
                    Investment Company Act File No. 811-5098


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Post-Effective Amendment No. 27
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 29

                           ALBEMARLE INVESTMENT TRUST
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone (919) 972-9922

                               AGENT FOR SERVICE:

                         C. Frank Watson III, Secretary
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                                 With copies to:

                  M. Guy Brooks, III, Esq. John B. Kuhns, Esq.
                 Poyner & Spruill, L.L.P. Boys, Arnold & Company
                  3600 Glenwood Avenue 1272 Hendersonville Road
          Raleigh, North Carolina 27612 Asheville, North Carolina 28813

It is proposed that this filing will become effective:

 |X|   Immediately upon filing pursuant    |_|   on              , 1996 pursuant
       to Rule 485(b)                            to Rule 485(b)

 |_|   60 days after filing pursuant       |_|   on              , 1996 pursuant
       to Rule 485(a)(1)                         to Rule 485(a)(1)

 |_|   75 days after filing pursuant       |_|   on              , 1996 pursuant
       to Rule 485(a)(2)                         to Rule 485(a)(2)

                                     PART A

PROSPECTUS                                                Cusip Number 012688701
                                                             NASDAQ Symbol NCTFX



                               THE NORTH CAROLINA
                               TAX FREE BOND FUND



               a NO-LOAD Series of the Albemarle Investment Trust

The investment objectives of The North Carolina Tax Free Bond Fund (the "Fund") are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

                               INVESTMENT ADVISOR


                                 LOGO GOES HERE


The Fund is a NO-LOAD non-diversified series of the Albemarle Investment Trust, a registered open-end management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. The Prospectus should be read and kept for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus in its entirety. The Fund's address is Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, and its telephone number is 1-800-525-3863. A copy of the Statement of Additional Information may be obtained at no charge by calling the Fund. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the Fund involves risks, including the possible loss of principal.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is December 31, 1997.

                                TABLE OF CONTENTS


PROSPECTUS SUMMARY...........................................................  1
FEE TABLE ...................................................................  2
FINANCIAL HIGHLIGHTS.........................................................  3
INVESTMENT OBJECTIVES AND POLICIES...........................................  5
RISK FACTORS.................................................................  8
INVESTMENT LIMITATIONS.......................................................  9
TAXES........................................................................ 10
DIVIDENDS AND DISTRIBUTIONS.................................................. 12
HOW SHARES ARE VALUED........................................................ 13
HOW SHARES MAY BE PURCHASED.................................................. 13
HOW SHARES MAY BE REDEEMED................................................... 15
MANAGEMENT OF THE FUND....................................................... 16
OTHER INFORMATION............................................................ 18
APPENDIX A - Description of Municipal Obligations............................ 19


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The North Carolina Tax Free Bond Fund (the "Fund") is a NO-LOAD non-diversified series of the Albemarle Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. See "Other Information - Description of Shares."

Offering Price. Shares in the Fund are offered at net asset value without a sales charge. The minimum initial investment is $1,000. The minimum subsequent investment is $500 ($100 for those participating in the Automatic Investment
Plan). See "How Shares May be Purchased."

Investment Objectives. The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. See "Investment Objectives and Policies."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Boys, Arnold & Company, Inc. of Asheville, North Carolina (the "Advisor"), manages the Fund's investments. The Advisor manages over $500 million in 175 client accounts for individuals and organizations in 10 states, mainly in the Southeast. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 0.35%. See "Management of the Fund - Advisor."

Dividends. Income dividends, if any, are generally declared daily and paid monthly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Redemption of Shares. There is no charge for redemptions, other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

Investment Policies and Risks. The Fund will invest primarily in intermediate term municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of North Carolina. Some of the Fund's investments may be subject to an alternative minimum tax. The Fund's assets will generally be of investment grade or comparable quality, with at least two-thirds of the Fund's assets being "A" rated or better (or comparable unrated securities). Some of the securities purchased for the portfolio of the Fund may be purchased on a "when-issued" basis, which may involve certain risks. The Fund has registered as a non-diversified investment company so that it will be able to invest more than 5% of its assets in obligations of each of one or more issuers. Prospective investors should also be aware that the net asset value of the shares of the Fund will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. See "Investment Objectives and Policies," "Risk Factors," "Investment Limitations," and "Taxes."


                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

                        Shareholder Transaction Expenses

     Maximum sales load imposed on purchases
     (as a percentage of offering price)                         NONE
     Maximum sales load imposed on reinvested dividends          NONE
     Maximum deferred sales load                                 NONE
     Redemption fee*                                             NONE
     Exchange fee                                                NONE

     * The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.

                            Annual Fund Operating Expenses -
                      After Fee Waivers and Expense Reimbursements1
                         (as a percentage of average net assets)

     Investment Advisory Fees1.....................              0.00%
     12b-1 Fees....................................              NONE
     Total Other Expenses1.........................              0.85%
     Total Fund Operating Expenses1................              0.85%

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Fund, whether or not you redeem at the end of the period, assuming 5% annual return:

        1 Year         3 Years         5 Years            10 Years
        ------         -------         -------            --------

          $9             $27             $47                $105

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1 The Total Fund Operating Expenses shown above are based upon actual operating expenses incurred by the Fund for the fiscal year ended August 31, 1997, which, after fee waivers and expense reimbursements, were 0.85% of average net assets. Absent such waivers and reimbursements, the percentages shown above under Investment Advisory Fees, Total Other Expenses, and Total Fund Operating Expenses would have been 0.35%, 1.33%, and 1.68%, respectively, for the fiscal year ended August 31, 1997. The Advisor has voluntarily agreed to waive all or a portion of its advisory fee and to reimburse other expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses) to not more than 0.85% of the average daily net assets of the Fund. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue.

See "Management of the Fund" below for more information about the fees and costs of operating the Fund. The example assumes a 5% annual return pursuant to the requirements of the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund. The annual rate of return may be greater or lesser than 5%.

                              FINANCIAL HIGHLIGHTS

The financial data included in the table below has been derived from audited financial statements of the Fund. The financial data for the fiscal years ended August 31, 1997, and 1996, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.


                                          (For a Share Outstanding Throughout each Period)


                                                      Year Ended     Year Ended     Year Ended     Year Ended   Period Ended
                                                       August 31,     August 31,     August 31,     August 31,     August 31,
                                                            1997           1996           1995           1994           1993*
                                                     -----------      ----------   -----------     ----------      ---------

Net Asset Value, Beginning of Period                      $10.32         $10.36         $10.02         $10.40        $10.00

Income (loss) from investment operations
         Net investment loss                                0.47           0.48           0.45           0.42          0.24
         Net realized and unrealized gain (loss)
           on investments                                   0.31          (0.04)          0.34          (0.38)         0.40
                                                            ----         ------         ------         ------        ------
           Total from investment operations                 0.78           0.44           0.79           0.04          0.64
                                                            ----         ------         ------         ------        ------
Less Distributions from
         Net investment income                             (0.47)         (0.48)         (0.45)         (0.42)        (0.24)
                                                           ------        ------         ------         ------        ------

Net Asset Value, End of Period                            $10.63         $10.32         $10.36         $10.02        $10.40
                                                          ======         ======         ======         ======        ======

Total return                                                7.71%          4.33%          8.16%          0.38%        10.43% (a)

Ratios/supplemental data

         Net Assets, End of Period                     $9,954,295     $6,400,507    $4,183,149     $3,929,053      $2,423,995
                                                       ==========     ==========    ==========     ==========      ==========

         Ratio of expenses to average net assets
           Before expense reimbursements and
             waived fees                                    1.68%          2.24%          2.76%          3.26%         3.50% (a)
           After expense reimbursements and
             waived fees                                    0.85%          0.85%          0.85%          0.84%         0.77% (a)

Ratio of net investment income to average net assets
         Before expense reimbursements and
           waived fees                                       3.65%         3.21%         2.65%          1.67%         1.25% (a)
         After expense reimbursements and
           waived fees                                       4.49%         4.60%         4.56%          4.09%         3.98% (a)

Portfolio turnover rate                                     19.72%         9.96%        83.12%         22.82%         0.00% (a)


*    For the period from January 13, 1993 (commencement of operations) to August 31, 1993.

(a)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives. The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve any of its investment objectives. The Fund's investment objectives and fundamental investment limitations discussed herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies. As a fundamental policy, the Advisor seeks to achieve the investment objectives of the Fund by investing the assets of the Fund primarily (i.e., at least 80% of its assets under normal conditions) in municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of North Carolina. These obligations are issued primarily by North Carolina, its political subdivisions, municipalities, agencies, instrumentalities, or public authorities and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands, and Guam). Under normal circumstances, the Fund's average maturity is expected to be of an intermediate term average maturity.

Although the Advisor seeks to invest all the assets of the Fund in the obligations described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when the Advisor is unable to purchase obligations described in the preceding paragraph for the portfolio of the Fund, the Advisor will seek to invest the assets of the Fund in Municipal Obligations (as defined below), the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of North Carolina. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described in paragraphs 4, 5, and 6 below. All of the investments of the Fund will be made in:

(1) Tax-exempt securities that are rated AAA, AA, or A by Standard & Poor's Ratings Services ("S&P") or are rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's") (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are unrated but are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings;

(2) Tax-exempt securities that are rated BBB by S&P or are rated Baa by Moody's (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are unrated but are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. However, not more than one-third of the Fund's total assets will be invested in such securities;

(3) Notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's (or of equivalent rating by any of the nationally recognized statistical rating organizations);

(4) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "U.S. Government Securities") (including U.S. Government Securities subject to repurchase agreements) (See "U.S. Government Securities" and "Repurchase Agreements" below);

(5) Commercial paper that is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or of equivalent rating by any of the nationally recognized statistical rating organizations) (or which is unrated but which is considered by the Advisor to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations (including certificates of deposit and bankers' acceptances) of domestic branches of U.S. banks with at least $1 billion of assets, and cash (see "Money Market Instruments" below); and

(6) Securities of other investment companies (generally other mutual funds, including money market mutual funds) whose investment objectives are consistent with the Fund's investment objectives, subject to the limitations described under "Investment Companies" below.

Interest income from the short-term obligations described in paragraphs 4, 5, and 6 above may be taxable to shareholders as ordinary income for federal and state income tax purposes. The Fund may purchase Municipal Obligations the interest on which may be subject to an alternative minimum tax (for purposes of this Prospectus, the interest thereon is nonetheless considered to be tax-exempt). For a general discussion of Municipal Obligations, and the risks associated with an investment therein, see Appendix A hereto. For a description of the ratings of S&P and Moody's of Municipal Obligations and short-term obligations permitted as investments, see Appendix B to the Statement of Additional Information. As used in this Prospectus, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any State). The term "North Carolina Municipal Obligations" is used to refer to Municipal Obligations, the interest on which is exempt from both federal income taxes and the personal income taxes of North Carolina. In determining to invest in a particular Municipal Obligation, the Advisor will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Advisor will not make an independent investigation of the basis for any such opinion.

The Fund's assets will generally be invested in securities of "investment grade" or comparable quality, with at least two-thirds of the assets being invested in securities rated in the three highest grades used by the nationally recognized statistical rating agencies (or comparable unrated securities). The remaining one-third of the Fund's assets may be invested in securities rated in the fourth highest grade used by the nationally statistical securities rating agencies (generally, BBB by S&P or Baa by Moody's) or comparable unrated securities. Although considered to be of "investment grade" quality, securities rated BBB by S&P or Baa by Moody's (or comparable unrated securities), while normally exhibiting adequate protection parameters, have speculative characteristics, and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade Municipal Obligations. Securities rated lower than BBB by S&P or Baa by Moody's (or comparable unrated securities) are considered speculative and will not be purchased by the Fund.

While the Advisor may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Advisor's own independent and ongoing review of credit quality. With respect to those Municipal Obligations which are not rated by a major rating agency, the Fund will be more reliant on the Advisor's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase higher quality securities or taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

Certain Municipal Obligations may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Advisor will take into account in assessing the quality of such bonds not only the creditworthiness of such bonds but also the creditworthiness of the financial institution.

The Advisor may invest the assets of the Fund in a relatively high percentage of municipal bonds issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Additional information about these types of investments and their special risks is contained in the Statement of Additional Information. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Advisor will only invest the assets of the Fund in securities of issuers which it believes will make timely payments of interest and principal.

The Advisor may invest from time to time a portion of the Fund's assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of the Fund's assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Advisor, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of North Carolina (as well as federal income taxes). Therefore, investors should also be aware of the risks that these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects. Additional information about these types of investments and their special risks is contained in the Statement of Additional Information.

Municipal Obligations in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

The Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination.

Money Market Instruments. Under normal circumstances, money market or repurchase agreement instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or, if not rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a more detailed description of money market instruments. The Fund may also invest in money market mutual funds subject to the limitations described under "Investment Companies" below.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to a repurchase agreement. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

Investment Companies. In order to achieve its investment objectives, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objectives. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, advisory, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

                                  RISK FACTORS

Investment Policies. Reference should be made to "Investment Objectives and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund. Additional information on these securities and investment techniques and their associated risks is contained in Appendix A hereto and in the Statement of Additional Information. Reference should also be made to "Investment Objectives and Policies" above and "Investment Limitations" below for a description of the implications and special risks associated with the non-diversified status of the Fund. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objectives.

 . The Fund will be subject to market fluctuation based on fluctuation in market interest rates. The value of the Fund's portfolio will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates rise, the value of the Fund's portfolio would decrease in value, which would have a depressing influence on the Fund's net asset value. Fluctuation in value of the Fund may also be based on changes in the creditworthiness of issuers, which may result from adverse business and economic developments or other factors.

Additional Factors to Consider. Yields on North Carolina Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting North Carolina or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of North Carolina Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain North Carolina constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting North Carolina Municipal Obligations. See Appendix A of the Statement of Additional Information entitled "Special Considerations Regarding Investment in North Carolina Municipal Obligations."

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of total assets to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing.

 . The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of investment opportunities. Nevertheless, by utilizing the approach to investing described herein, portfolio turnover in the Fund will generally not exceed 100% annually. The degree of portfolio activity affects transaction costs of the Fund. The degree of portfolio activity may also have an effect on the tax consequences of any capital gain distributions. See "Financial Highlights" for the Fund's portfolio turnover rate for prior fiscal periods.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund will not invest in restricted securities, which generally cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations which, together with its investment objectives, are fundamental policies which may not be changed without shareholder approval. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);
(3) invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) write, purchase or sell commodities, commodities contracts, futures contracts or related options; (5) invest in oil, gas or mineral leases or exploration or development programs, or real estate or real estate mortgage loans (except the Fund may invest in readily marketable securities of companies that own or deal in such things); and (6) invest in restricted securities. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in obligations of a single issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority that issues securities on behalf of a private entity, as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                                      TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for Federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. The portion of exempt-interest dividends paid from interest received by the Fund from North Carolina Municipal Obligations or from direct obligations of the U.S. Government is excluded from the North Carolina taxable net income of individuals, corporations, estates and trusts. Shareholders subject to income taxation by states other than North Carolina will realize a lower after-tax rate of return than North Carolina shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually of the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is excludable from taxable income for North Carolina income tax purposes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or North Carolina income tax purposes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisers before purchasing Fund shares.

An investment in the Fund by a corporate shareholder would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Distributions from investment income and capital gains of the Fund, including exempt-interest dividends, may also be subject to state taxes in states other than North Carolina and may be subject to local taxes. Accordingly, investors in the Fund should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and to the holding of shares in the Fund.

To the extent that the Fund's distributions are derived from interest on its taxable investments (including, for North Carolina income tax purposes, interest on Municipal Obligations of other states) or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal and North Carolina income tax purposes, except, in the case of North Carolina income tax, for dividends that are directly attributable to interest on obligations of the U.S. Government or to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995. The Fund's distributions, whether from exempt-interest income, ordinary income, or capital gains, are not eligible for the dividends-received deduction for corporations. Distributions, if any, from the excess of net long-term capital gains over net short-term capital losses from the sale of securities ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Such capital gain dividends are also subject to North Carolina income taxes, except to the extent attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995.

Recent legislation creates additional categories of capital gains taxable at different rates. The Fund will provide its shareholders annually with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends, or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income, or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains (assuming such shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed for both Federal and North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even, in the case of North Carolina, where all or a portion of such dividends is not excluded from North Carolina taxable income. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund may purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year that constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings" (which more closely reflect a corporation's economic income). Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and North Carolina tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable North Carolina income tax laws. The Code and the Treasury regulations, as well as the North Carolina income tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes (other than those imposed by North Carolina) and with specific questions as to Federal, foreign, state or local taxes.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income, if any, in the form of dividends. The Fund will generally declare income dividends, if any, daily and pay them monthly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. If cash payment is requested, checks will be mailed within five business days after the last day of each month or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance regarding the payment of any dividends or the realization of any gains.

                              HOW SHARES ARE VALUED

Net asset value is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York Time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Municipal fixed income securities will ordinarily be traded on the over-the-counter market and will not be listed. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $1,000. The minimum subsequent investment is $500 ($100 for those participating in the Automatic Investment Plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to The North Carolina Tax Free Bond Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Subsequent investments in an existing account in the Fund may be made at any time in minimum amounts of $500 by sending a check payable to the Fund, to The North Carolina Tax Free Bond Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

       First Union National Bank of North Carolina
       Charlotte, North Carolina
       ABA # 053000219
       For The North Carolina Tax Free Bond Fund Acct # 2000000861881 For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday) will purchase shares at the net asset value determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the net asset value next determined. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors that effect transactions in the Fund through a broker or agent may be charged a fee by the broker or agent. The Fund may enter into agreements with one or more brokers, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," pursuant to which such brokers may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker or the broker's designee.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any Fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. Redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday), will redeem shares at the net asset value next determined at that time. Redemption orders received in proper form by the Fund after the close of trading, or on a day when the New York Stock Exchange is not open for business, will redeem shares at the net asset value next determined. There is no charge for redemptions from the Fund, other than the charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Your request should be addressed to The North Carolina Tax Free Bond Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)       Any required signature  guarantees (see "Signature  Guarantees" below);
         and

3)       Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)       Shareholder name and account number;

2)       Number of shares or dollar amount to be redeemed;

3) Instructions for transmittal of redemption funds to the shareholder; and 4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below. The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated address of record.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a series of the Albemarle Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in 1992. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

Advisor. Subject to the authority of the Board of Trustees, Boys, Arnold & Company, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust. An investment committee has been primarily responsible for the day-to-day management of the Fund's portfolio since the Advisor entered into the Advisory Agreement, effective April 1, 1994.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor was founded in 1977 as the G. Waring Boys Company. In 1983, Thomas C. Arnold joined the firm, and in 1989, the name was changed to Boys, Arnold & Company. In addition to acting as Advisor to the Fund, the Advisor focuses on management of balanced, equity and fixed income portfolios for a limited number of retirement plan sponsors, non-profit organizations, and high-net worth individuals. While it has no prior experience advising an investment company other than the Fund, the Advisor has been rendering investment counsel utilizing investment strategies similar to that of the Fund, to numerous other clients since inception. The Advisor's address is 1272 Hendersonville Road, Post Office Drawer 5255, Asheville, North Carolina 28813.

Effective December 31, 1997, Thomas C. Arnold transferred control of the Advisor to an Employee Stock Ownership Plan maintained by the Advisor for the benefit of its employees (the "ESOP"). The principals of the Advisor did not change as a result of this transfer. The trustees of the ESOP are Mr. Arnold and Jon L. Vannice, Trustee and Chairman of the Trust and an officer of the Fund. The Advisor anticipates that John B. Kuhns, an officer of the Fund, will be added as a trustee of the ESOP in 1998. To the extent this transfer resulted in an "assignment" of the Advisory Agreement between the Advisor and the Trust for purposes of the 1940 Act, a new Advisory Agreement between the Advisor (as now controlled by the ESOP) and the Trust, containing the same terms as described herein, will be submitted for approval by the shareholders of the Fund as soon as practicable. Until such shareholder approval may be obtained, the Advisor has agreed to waive compensation for its investment advisory services.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.35% of the average daily net asset value of the Fund. The Advisor may periodically voluntarily waive or reduce its advisory fee and reimburse expenses of the Fund to increase the net income of the Fund. The Advisor voluntarily waived its advisory fee in the amount of $26,663 for the fiscal year ended August 31, 1997. The Advisor also voluntarily reimbursed the Fund the amount of $9,244 for expenses of the Fund incurred during the fiscal year.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objectives and Policies - Investment Transactions" in the Statement of Additional Information. It is anticipated that most securities transactions of the Fund will be handled on a principal, rather than agency, basis. Municipal Obligations, including North Carolina Municipal Obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads.

Administrator and Transfer Agent. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina
27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.15% of the average daily net value of the Fund. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator also charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value.

The Administrator was incorporated as a North Carolina corporation in 1988. With its predecessors and affiliates, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

On September 9, 1997, the SEC entered an Order (the "Order") instituting public administrative proceedings against Frank P. Meadows III, the Managing Director and controlling shareholder of The Nottingham Company ("TNC") (the Administrator to the Trust), and against TNC, pursuant to the Investment Company Act and other federal securities laws. As part of the Order, the SEC accepted an offer of settlement submitted by Mr. Meadows and TNC, pursuant to which Mr. Meadows and TNC consented to the entry of the Order and the various sanctions imposed by the Order, without admitting or denying the findings set forth in the Order. The SEC's findings in the Order related to certain alleged improper actions taken by Mr. Meadows and TNC in the administration of certain investment companies administered by TNC between 1992 and 1994 and transactions between Mr. Meadows and TNC (and affiliates) and such investment companies. The alleged actions and subsequent SEC sanctions did not apply to the Trust. Further, Mr. Meadows resigned his positions as a Trustee and officer of the Trust effective December 31, 1996. However, during the times of the alleged actions, TNC served as administrator and transfer agent to the investment companies in question (including the Trust), and Mr. Meadows served as an officer and trustee of such investment companies. The sanctions imposed by the Order included requirements that Mr. Meadows and TNC cease and desist from committing or causing any violation and any future violation of certain sections of the Investment Company Act and a rule promulgated thereunder, that Mr. Meadows and TNC pay certain civil money penalties to the SEC, and that Mr. Meadows be barred from association with any investment company, investment adviser, broker, dealer, municipal securities dealer, or transfer agent, with the right to reapply after eighteen months.

At its Board meeting on December 18, 1997, the Trustees unanimously voted to terminate the services of TNC and NC Shareholder Services, LLC, and effective March 1, 1998, the Trust will enter into an Administration Agreement with Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, Cincinnati, Ohio 45202, to provide administrative, fund accounting, transfer agency, and shareholder services for the Trust. Countrywide will receive a monthly fee for administrative services at the annual rate of 0.15% of the average daily net assets of the Fund for the first $50 million of assets of the Fund (with a lower percentage for assets above $50 million and a $1,000 minimum monthly charge). For Fund accounting services, Countrywide will receive a monthly fee of $2,000 for the first $50 million of assets of the Fund (with a higher fee for assets above $50 million). For transfer agency and shareholder services, Countrywide will charge the Fund an annual per account charge of $18.00 (subject to a minimum monthly fee of $1,000). In addition, Countrywide will charge the Fund for certain costs involved in the daily valuation of investment securities and will be reimbursed for out-of-pocket expenses. The term of the agreement with Countrywide will be three years. Countrywide will discount its administrative, fund accounting, and transfer agent fees by 25% for the first six months of the contract. The Trustees also engaged the services of Walter Armstrong as consultant to aid in the transition from the current administrator and shareholder servicing agent to Countrywide.

Custodian. The Fifth Third Bank (the "Custodian"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Shareholder Serving Plan. The Trust has adopted a Shareholder Servicing Plan (the "Plan") with respect to the Fund pursuant to which the Trust may compensate individuals, firms, banks, or investment advisors directly or indirectly for personal services and/or the maintenance of accounts of shareholders of the Fund and other shareholder liaison services not otherwise provided by the Administrator, Transfer Agent, or the Custodian, including but not limited to responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request. The expenditures to be made under the Plan and the basis for payment of such expenditures must be approved by the Board of Trustees of the Trust and may not exceed 0.25% of the Fund's average annual net assets. In addition, in no event may such expenditures paid to any person who sells Fund shares exceed 0.25% of the average annual net asset value of such shares. During the fiscal year ended August 31, 1997, the Fund paid no service fees pursuant to the Plan.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust in 1992 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Trust currently has the number of authorized series of shares, including the Fund, described in the Statement of Additional Information under "Description of the Trust." When issued, the shares of each series of the Trust, including the Fund, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

As of December 1, 1997, Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record for the benefit of its clients 39.67% of the Fund and, accordingly, may be deemed to be a "controlling person" of the Fund within the meaning of the 1940 Act.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its yield, tax equivalent yield and average annual total return. The Fund's quotations may be used in advertisements, sales literature, shareholder reports, or other communications. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. Such figures could be increased to the extent the Advisor may waive all or a portion of its fee or may reimburse all or a portion of the Fund's expenses. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

The "average annual total return" of the Fund refers to the average annual compounded rates of return over 1-, 5-and-10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

The "yield" of the Fund is computed by dividing the net investment income per share earned during the most recent practicable period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. A "tax equivalent yield" is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations.

In addition, a Fund may advertise other total return performance data. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which the average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

                                   APPENDIX A
                      Description of Municipal Obligations

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a government issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

0 Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

0 Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

0 Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

                               THE NORTH CAROLINA
                               TAX FREE BOND FUND



                                 A No-Load Fund

                                   Prospectus

                                 December 31, 1997


                      The North Carolina Tax Free Bond Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863


                               Investment Advisor
                          Boys, Arnold & Company, Inc.
                            1272 Hendersonville Road
                             Post Office Drawer 5255
                         Asheville, North Carolina 28813
                                 1-800-286-8038


                                    Custodian
                              The Fifth Third Bank
                               38 Fountain Square
                             Cincinnati, Ohio 45263


                        Administrator and Fund Accountant
                             The Nottingham Company
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069


                 Transfer Agent and Shareholder Servicing Agent
                         N.C. Shareholder Services, LLC
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-4365

                              Independent Auditors
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                      THE NORTH CAROLINA TAX FREE BOND FUND


                                 December 31, 1997


                                   A series of
                         THE ALBEMARLE INVESTMENT TRUST
                   107 North Washington Street, P.O. Box 4365
                           Rocky Mount, NC 27803-0365
                            Telephone 1-800-525-3863

                                Table of Contents


INVESTMENT OBJECTIVES AND POLICIES......................................................  2
INVESTMENT LIMITATIONS..................................................................  5
NET ASSET VALUE.........................................................................  7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................  7
DESCRIPTION OF THE TRUST................................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES.................................................  8
MANAGEMENT OF THE FUND.................................................................. 11
SPECIAL SHAREHOLDER SERVICES............................................................ 14
ADDITIONAL INFORMATION ON PERFORMANCE................................................... 15
APPENDIX A - SPECIAL CONSIDERATIONS REGARDING INVESTMENT
IN NORTH CAROLINA MUNICIPAL OBLIGATIONS................................................. 19
APPENDIX B - DESCRIPTION OF MUNICIPAL BOND RATINGS...................................... 21
ANNUAL REPORT OF THE FUND FOR THE FISCAL YEAR ENDED AUGUST 31, 1997............... ATTACHED

This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus dated December 31, 1997, for The North Carolina Tax Free Bond Fund (the "Fund"), and is incorporated by reference in its entirety into the Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement the Fund's investment objectives and policies as set forth in the Prospectus. The Fund, organized in 1993, has no prior history.

Additional Information on North Carolina Investments. Attached to this Additional Statement is Appendix A, "Special Considerations Regarding Investment in North Carolina Municipal Obligations," which contains a discussion of investment considerations associated with North Carolina Municipal Obligations. Additional information on various types of Municipal Obligations that may be acquired by the Fund and the special risks associated with these types of investments is set forth below.

The Advisor may invest the assets of the Fund in a relatively high percentage of municipal bonds issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations, and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Healthcare facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's portfolio transactions will normally be municipal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended August 31, 1997, 1996, and 1995, no brokerage commissions were paid by the Fund.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust's Board of Trustees will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risks in such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any of the nationally recognized securities rating organizations or if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Certain investments in lease obligations (defined and described in detail in the Prospectus) may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Advisor, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board of Trustees, determines to be liquid. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. The Advisor will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's or BBB or better by Standard & Poor's (or of equivalent rating by any of the nationally recognized securities rating organizations). Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly if a security is sold for a forward date the Fund will accrue the interest until the settlement of the sale. When-issued security purchase and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund may not:

1. Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

2. Invest for the purpose of exercising control or management of another issuer;

3. Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration leases or exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

4. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws, in connection with the disposition of portfolio securities;

5. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

6. Make short sales of securities or maintain a short position, except short sales "against the box;" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Make loans of money or securities, except that the Fund may invest in repurchase agreements;

9. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

10. Issue senior securities, borrow money, or pledge its assets except, that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets;

11. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

12.      Invest in restricted securities; and

13. Write, purchase or sell commodities, commodities contracts, futures contracts, or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowing to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box," (limitation number 6, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                 NET ASSET VALUE

The net asset value per share of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund. The minimum for initial investments is $1,000 and for any subsequent investment is $500 ($100 for those participating in the Automatic Investment
Plan). Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value. See " How Shares May Be Purchased" in the Prospectus.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law in 1992. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments. The Declaration of Trust currently provides for the shares of one series, The North Carolina Tax Free Bond Fund (the subject of this Additional Statement). The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. A series is affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of an investment advisory agreement, a Rule 12b-1 plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

General Tax Considerations. The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year. Each series must also distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to the distribution requirement, each series must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within sixty days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Special Tax Considerations. As indicated in the Prospectus, the Fund is designed to provide North Carolina shareholders with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking maximum capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax exempt and, therefore, would not realize any additional benefit from the dividends of the Fund being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

In addition, the Fund may not be an appropriate investment for shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed, or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. Each shareholder who may be considered a "substantial user" should consult a tax advisor with respect to whether exempt interest dividends would retain the exclusion under Section 103 of the Code if the shareholder were treated as a "substantial user" or a "related person."

The Code permits a regulated investment company which invests at least 50% of its total assets in tax-exempt obligations (obligations exempt from federal income tax) to pass through to its investors, tax-free, net tax-exempt obligations interest income. The policy of the Fund is to pay each year as dividends substantially all of the Fund's tax-exempt obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net tax-exempt obligations interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund during such year, regardless of the period for which the shares were held. Although exempt interest dividends are generally excludable from a shareholder's gross income for federal income tax purposes, they will be included in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes.

While the Fund does not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Fund will have no tax liability with respect to such distributed gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the shares of the Fund. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Fund to shareholders within sixty days after the close of the Fund's taxable year.

While the Fund does not expect to earn any significant amount of investment company taxable income, taxable income earned by the Fund will be distributed to shareholders. In general, the investment company taxable income will be the taxable income of the Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to shareholders as ordinary income (whether paid in cash or additional shares).

Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina Municipal Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995, are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the Fund's distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Recent legislation creates additional categories of capital gains taxable at different rates.

The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations in effect on the date of this Additional Statement; such laws and regulations may be changed by legislative, judicial, or administrative action.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their ages, and their principal occupations for the last five years are as follows:


=================================================================== ================================================================
    Name, Age, Position(s)                                             Principal Occupation(s)
     and Address                                                          During Past 5 Years
=================================================================== ================================================================
Edwin B. Armstrong, 68, Trustee                                     International Management Consultant
2506 Pineway Drive                                                  Burlington, North Carolina
Burlington, North Carolina 27215                                    Field Associate
                                                                    International Executive Services Corp.
                                                                    Burlington, North Carolina
=================================================================== ================================================================
John B. Kuhns, 43                                                   Senior Vice President
President                                                           Boys, Arnold & Company, Inc.
The North Carolina Tax Free Bond Fund                               Asheville, North Carolina
1272 Hendersonville Road
Asheville, North Carolina  28813
=================================================================== ================================================================
J. Finley Lee, Jr., 58, Trustee                                     Julian Price Professor of Business Administration, Emeritus
614 Croom Court                                                     University of North Carolina
Chapel Hill, North Carolina  27514                                  Chapel Hill, North Carolina
=================================================================== ================================================================
J. Hope Reese, 37                                                   Comptroller, The Nottingham Company
Treasurer and Assistant Secretary                                   Rocky Mount, North Carolina,
105 North Washington Street                                         since 1995; previously, Cash Manager, Law Companies Group,
Rocky Mount, North Carolina  27802                                  Atlanta, Georgia, since 1993; previously, Financial Manager,
                                                                    MGR Food Services, Atlanta, Georgia
=================================================================== ================================================================
Jon L. Vannice, 40, Trustee*                                        Vice President
Vice President                                                      Boys, Arnold & Company, Inc.
The North Carolina Tax Free Bond Fund                               Asheville, North Carolina
1272 Hendersonville Road
Asheville, North Carolina  28813
=================================================================== ================================================================
C. Franklin Watson III, 27                                          Vice President
Secretary and Assistant Treasurer                                   The Nottingham Company
105 North Washington Street                                         Rocky Mount, North Carolina
Rocky Mount, North Carolina 27802
=================================================================== ================================================================

-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with the Advisor to the Trust.

The officers of the Trust will receive no compensation from the Trust for performing the duties of their offices. Each Trustee of the Trust who is not an interested person of the Trust will receive $2,000 per year plus $250 per fund per meeting attended in person and $100 per fund per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                                     Compensation Table

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Pension                                              Total
                                                         Retirement                                         Compensation
                               Aggregate                  Benefits                  Estimated                 from the
                             Compensation                Accrued As                  Annual                     Trust
Name of Person,                from the                 Part of Fund              Benefits Upon                Paid to
Position                        Trust*                    Expenses                 Retirement                 Trustees*
-----------------------------------------------------------------------------------------------------------------------------------

Edwin B. Armstrong               $2,600                      None                      None                     $2,600
Trustee

J. Finley Lee, Jr.               $2,600                      None                      None                     $2,600
Trustee

Jon L. Vannice                     None                      None                      None                       None
Trustee

===================================================================================================================================


*    Figures are for the fiscal year ended August 31, 1997.

Messrs. Armstrong and Lee constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Trustees have not appointed a compensation committee or a nominating committee.

Principal Holders of Voting Securities. As of December 1, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned or are known by the Fund to beneficially own (i.e., voting and/or investment power) 5% or more of the outstanding shares of beneficial interest of the Fund:


 Name and Address of                   Amount and Nature of
 Beneficial Owner                      Beneficial Ownership*          Percent

 Charles Schwab & Company, Inc.           375,578.168 Shares          39.67%**
 101 Montgomery Street
 San Francisco, California  94104

* The Fund believes the shares indicated are owned of record by the indicated party for the benefit of certain of its clients.

** Pursuant to applicable SEC regulations, this shareholder is deemed to control the Fund.

Investment Advisor. Boys, Arnold & Company, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective for a one-year term and will be renewed thereafter for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable by the Fund without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of Advisor with regards to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.35%. For the fiscal year ended August 31, 1997, the Advisor voluntarily waived its fee from the Fund in the amount of $26,663 and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $9,244. For the fiscal year ended August 31, 1996, the Advisor voluntarily waived its fee from the Fund in the amount of $18,238 and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $27,692. For the fiscal year ended August 31, 1995, the Advisor voluntarily waived its fee from the Fund in the amount of $10,321 and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $41,501.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing and Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), a North Carolina corporation, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund, is at the annual rate of 0.15%. For the fiscal year ended August 31, 1997, the Administrator received $2,709 of its administrative fee and voluntarily waived the remained amount of $8,718. For the fiscal years ended
August 31, 1996, and 1995, the Administrator voluntarily waived its administrative fee for the Fund. In addition, the Administrator currently receives a monthly fee of $1,750 for accounting and recordkeeping services for the Fund. For the fiscal years ended August 31, 1997, 1996, and 1995, the Administrator received $21,000 each year for such services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

With the approval of the Trust, the Administrator has contracted with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Shareholder Servicing Plan. The Trust has adopted a Shareholder Servicing Plan (the "Plan") with respect to the Fund pursuant to which the Trust may compensate individuals, firms, banks, or investment advisors directly or indirectly for personal services and/or the maintenance of accounts of shareholders of the Fund and other shareholder liaison services not otherwise provided by the Administrator or the Custodian, including but not limited to responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request.

The expenditures to be made under the Plan and the basis for payment of such expenditures must be approved by the Board of Trustees of the Trust and may not exceed 0.25% of the Fund's average annual net assets. In addition, in no event may such expenditures paid to any person who sells Fund shares exceed 0.25% of the average annual net asset value of such shares. The Plan may not be amended to increase materially the amount to be spent for service fees pursuant to the Plan without shareholder approval.

The continuation of the Plan must be considered by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

During the fiscal years ended August 31, 1997, 1996, and 1995, the Fund paid service fees of $0, $0, and $1,574, respectively, pursuant to the Plan.

Custodian. The Fifth Third Bank (the "Custodian"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401 serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, shareholder certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included on the Fund Shares Application, enclosed in the Fund Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty day's written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                      The North Carolina Tax Free Bond Fund
                           107 North Washington Street
                              Post Office Box 4365
                           Rocky Mount, NC 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return and yield of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes its "average annual total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T   =     average annual total return.
                 ERV =     ending  redeemable  value at the end of the period
                           covered by the computation of a hypothetical  $1,000
                           payment made at the beginning of the period.

                 P   =     hypothetical  initial  payment  of $1,000  from
                           which the maximum  sales  load is  deducted.
                 n   =     period  covered  by the computation, expressed in
                           terms of years.

The Fund may also compute its aggregate total return, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the yield quotation by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                         Yield = 2[(A - B + 1)6-1]
                                    CD

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period. A tax equivalent yield is computed by dividing the tax-exempt yield figure described above by 1 minus a stated income tax rate and adding the product to the taxable portion (if any) of the Fund's yield.

The average annual total return for the Fund for the year ended August 31, 1997 was 7.71%. The average annual total return for the Fund for the three years ended August 31, 1997, was 6.72%. The average annual total return for the Fund since inception (January 13, 1993) through August 31, 1997, was 5.83%. The cumulative total return for the Fund since inception through August 31, 1997, and since April 1, 1994, (the effective date of the Advisory Agreement with the Advisor for the Fund) through August 31, 1997, was 30.01% and 23.88%, respectively. For the thirty day period ended August 31, 1997, the yield of the Fund was 4.18%. The yield required of a taxable security that would produce an after tax yield equivalent to that earned by the Fund of 4.18% (considering both North Carolina and federal taxes) would be 6.43%, assuming a combined federal and North Carolina tax rate of 35%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Brothers Municipal Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

Advertisements and other communications may also compare the tax equivalent yield of the Fund taking into account federal income tax and North Carolina income tax to after-tax yields of certificates of deposits, bank money market accounts, money market mutual funds, and other investments over various combined federal and state tax brackets.

In addition, the benefits of tax-free investments may be communicated in advertisements or other communications. For example, the table below presents the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 3% to 6%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Fund, which may be higher or lower than those shown. The rates shown in the table below are subject to adjustment for the Internal Revenue Service inflation indexation. Investors should consult their tax advisors with specific reference to their own tax situation.

                              APPROXIMATE YIELD TABLE: NORTH CAROLINA TAX FREE


                 1998 Taxable
                Income Bracket

                                                                         North
                                                           Federal    Carolina           Combined Federal
                                                          Marginal    Marginal         and North Carolina
     Single Return                  Joint Return          Tax Rate    Tax Rate          Marginal Tax Rate*
     -------------                  ------------          --------    --------          -----------------

        0 - 12,750                    0 - 21,250            15.0%       6.00%                     20.100%

   12,751 - 25,350               21,251 - 42,350            15.0%       7.00%                     20.950%

   25,351 - 60,000              42,351 - 100,000            28.0%       7.00%                     33.040%

   60,001 - 61,400             100,001 - 102,300            28.0%       7.75%                     33.580%

  61,401 - 128,100             102,301 - 155,950            31.0%       7.75%                     36.348%

 128,101 - 278,450             155,951 - 278,450            36.0%       7.75%                     40.960%

      Over 278,450                  Over 278,450            39.6%       7.75%                     44.281%



                             Tax-Exempt Yield


    3.0%      3.5%       4.0%       4.5%      5.0%     5.5%       6.0%
  ------    ------     ------     ------    ------   ------     ------

  3.755%    4.380%     5.006%     5.632%    6.258%   6.884%     7.509%

  3.795%    4.428%     5.060%     5.693%    6.325%   6.958%     7.590%

  4.480%    5.227%     5.974%     6.720%    7.467%   8.214%     8.961%

  4.517%    5.269%     6.022%     6.775%    7.528%   8.281%     9.033%

  4.713%    5.499%     6.284%     7.070%    7.855%   8.641%     9.426%

  5.081%    5.928%     6.775%     7.622%    8.469%   9.316%    10.163%

  5.384%    6.282%     7.179%     8.076%    8.974%   9.871%    10.768%


*        The taxable income  brackets  applicable to North Carolina do not correspond to the Federal  taxable income  brackets.  The taxable income brackets  presented in this table represent the breakpoints for both Federal and North Carolina marginal tax rate changes. When applying these brackets,  Federal taxable income may be different than North Carolina taxable income. No state tax credits,  exemptions,  or local taxes have been taken into account in arriving at the combined marginal tax rate.
         The income amount shown is income subject to Federal income tax reduced by adjustments to income,  exemptions, and itemized deductions  (including  the deduction  for state and local income  taxes).  If the standard  deduction is taken for Federal income tax purposes,  the taxable  equivalent yield required to equal a specified  tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative  minimum tax. Where  applicable, investors  should  consider that the benefit of certain  itemized  deductions  and the benefit of personal  exemptions  are limited in the case of higher-income individuals.  For 1998, taxpayers with adjusted gross income in excess of $124,500 are subject to an APPENDIX A overall limitation on certain itemized deductions,  requiring a reduction in such deductions equal to the  lesser  of (i) 3% of  adjusted  gross  income  in excess of  $124,500  or (ii) 80% of the  amount of such  itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at a rate of two percentage points for each $2,500 (or SPECIAL  CONSIDERATIONS  fraction  thereof) of adjusted  gross  income in the  phase-out  zone.  For single taxpayers the range of adjusted gross income  comprising the phase-out zone for 1998 is from REGARDING  INVESTMENT IN NORTH
         CAROLINA $124,500 to $247,001,  and for married taxpayers filing a joint return the range is from $186,800 to $309,301. The
         Federal tax brackets,  the threshold amounts at which itemized MUNICIPAL  OBLIGATIONS  deductions are subject to reduction, and the range over which  personal  exemptions  are phased out will be further  adjusted for  inflation for each year after
         1998.




       The concentration of investments in North Carolina Municipal Obligations by the Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina and does not purport to be a complete description of the economical and financial conditions in North Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Municipal Obligations and other sources that are generally available to investors. It has not, however, been updated nor will it be updated during the year. The Trust has not independently verified this information.

       The State of North Carolina has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

       Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State
Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve, and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996, of approximately $406.1 million.

       Fiscal year 1997 ended with a positive General Fund balance of approximately $760.6 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations. An additional $49.4 million was transferred to the Clean Water Management Trust Fund and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. No additional amounts were transferred to the Savings Reserve for the year. After additional reserves, the unrestricted General Fund balance at the end of fiscal year 1997 was approximately $319.9 million.

       The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Based on a modified accrual basis, the General Fund balance at June 30, 1996, was $1,422.1 million. The foregoing results for fiscal year 1997 are based upon unaudited financial information supplied by the North Carolina General Assembly. Modified accrual basis results were not available as of the date this Appendix was prepared.

       On August 28, 1997, the North Carolina General Assembly adopted the biennium budget for 1997 to 1999. The $11.4 billion budget for fiscal year 1998 included a 7.6% increase in spending over the fiscal year 1997 budget. Highlights of the new budget included increased spending for education, with $181 million in funding for teacher pay raises averaging 6.5% and $92 million to implement the newly-enacted Excellent Schools Act, which raises teacher salaries to the national average over four years and requires teachers at low-performing schools to pass competency tests. Money was also reserved for schools that achieve or surpass academic goals, school technology funds, new school buses, staff development programs, community college job training programs, and other education purposes. The General Assembly also passed a welfare reform program, adopted a streamlined process for cleaning up brownfields for reuse as industrial and commercial sites, and cut the North Carolina sales tax on food by 1% beginning in 1998.

       The General Assembly adjusted downward the General Fund appropriation support for the continuation budgets by $425.4 million and $242.2 million in fiscal years 1998 and 1998, respectively, and authorized continuation funding of $10,439.4 million for fiscal year 1998 and $10,957.5 million for fiscal year 1999. The adjustments included reductions of expenditures resulting from supporting revenue sources being reclassified from tax and nontax revenues to departmental receipts, increases in departmental receipts and federal receipts, reductions of projected operating costs, and other efficiencies and savings. Increases of $798.7 million for fiscal year 1998 and $574.5 million for fiscal year 1999 were approved for operating budgets.

       The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal Government's relationship with state governments that, if enacted, could affect fiscal and economic policies of the states, including North Carolina.

       During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in July 1997, North Carolina ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in October 1997 to be 3.4% of the labor force, as compared with an unemployment rate of 4.7% nationwide.

       The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

       1. Swanson v. State of North Carolina and Patton v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

       Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members (Swanson). A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

       An additional lawsuit was filed in 1995 in State court by Federal pensioners to recover State income taxes paid on Federal retirement benefits (Patton). This case grew out of a claim by Federal pensioners in the original Federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and Federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by Federal retirees on Federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey (discussed below), and no court date has been set. Should plaintiffs prevail in Bailey, such a result, the federal retirees allege, would reestablish the disparity of treatment between State and federal pension income which was held unconstitutional in Davis. The North Carolina Attorney General believes that sound legal authority and arguments support the denial of this claim. Potential refunds and interest are estimated to be $585.09 million for the period through fiscal year 1997. Until this matter is resolved, any additional potential refunds and interest will continue to accrue.

       2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

       On May 31, 1995, the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. An appeal from this order is pending in the North Carolina Supreme Court.

       Potential refunds and interest are estimated to be $287.56 million for the period through fiscal year 1997. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the merits.

       In its 1996 Short Session, the North Carolina General Assembly approved additional State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996. In March 1997, North Carolina issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, North Carolina issued $250 million of the authorized highway bonds (Highway Bonds). The offering of the remaining $2.05 billion of these authorized bonds is anticipated to occur over the next two to five years.
       Currently, Moody's Investors Service, Inc., Standard & Poor's Ratings Services, and Fitch Investors Service, Inc. rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. See Appendix A to the Prospectus.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

The ratings of the nationally recognized securities rating organizations (including Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Fitch Investors Service and Duff & Phelps) represent each firms' opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers Moody's and S&P's description of each rating category:

                         Moody's Investors Service, Inc.

Municipal Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Municipal Short-Term Obligations

Ratings: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                       Standard & Poor's Ratings Services

Investment Grade Debt

AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-): The foregoing ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper

S&P's commercial paper ratings is a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                               THE NORTH CAROLINA
                               TAX FREE BOND FUND


                   a series of the Albemarle Investment Trust






                               ANNUAL REPORT 1997


                          FOR THE YEAR ENDED AUGUST 31






                               INVESTMENT ADVISOR
                             Boys, Arnold & Company
                             Post Office Drawer 5255
                            1272 Hendersonville Road
                      Asheville, North Carolina 28813-5255
                                 1-800-286-8038


                      THE NORTH CAROLINA TAX FREE BOND FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863



                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

October 14, 1997

Dear Shareholder:

For the fiscal year ended August 31, 1997, your Fund experienced good performance with continued growth in assets. Interest rates declined during the period, which led to price appreciation in addition to the interest income. The Fund had a total return of +7.7% (including income and price appreciation) after all expenses for the fiscal year ended August 31, 1997. At fiscal year end, the Fund had an average maturity of 15 years and an average overall quality rating of AAA. The net asset value per share at the beginning of the period of $10.32 increased to $10.63 by year end. Capital appreciation amounted to $.31 per share while income paid during the year totaled $.47 per share.

Last year, the Fund's assets under management increased over 50% and recently reached a new milestone exceeding $10 million. This increase in size affords the Fund greater economies of scale to purchase and sell bonds in more efficient block sizes which can enhance returns and lower operating costs as the Fund's fixed costs are spread across a larger asset base. In an effort to obtain the best service and lowest cost, the Fund's custodian and auditors were changed during the year. The new custodian is Fifth Third Bank in Cincinnati, Ohio and the new auditors are Deloitte & Touche LLP of Raleigh, NC.

The outstanding returns experienced in the stock market in recent years has attracted large amounts of investors' capital, but has not diminished the relative attractiveness of municipal bonds, in our opinion. The after-tax returns available today offer very high real rates of return from an historical perspective at a time when the risk in the equity markets is at lofty levels. We believe that investors in municipal bonds will be well rewarded in times when increased volatility returns to the equity markets.

The objectives of the Fund continue to be to provide current income exempt from Federal and North Carolina income taxes, to preserve capital, and to protect the portfolio against the effects of inflation. Our strategy is to maintain an intermediate-term average maturity portfolio of high quality North Carolina municipal bonds. We believe this will capture the majority of the income of longer term bonds, but with less risk to principal.

Municipal bonds represent one of the few alternatives available for investors to earn tax-free income. As always, we encourage investors to maintain a long-term perspective with respect to their investment in the Fund and to consider establishing a plan of regular investment. Your Fund, which has no sales charges or loads, is an efficient way to invest in a diversified portfolio of high quality North Carolina tax-free bonds. In addition to the direct purchase of the Fund through the Nottingham Company, the Fund's administrator, shareholders may purchase and hold their shares through either Wachovia Brokerage or Charles Schwab & Co.

We appreciate your continued trust and support, and we welcome your questions and comments. Please feel free to visit us if you are in the Asheville area.

Respectfully,

/s/ John B. Kuhns                           /s/ Jon Vannice
John B. Kuhns                               Jon Vannice

Past performance is no guarantee of future results. During the period, the Fund's Advisor and Administrator waived all or a portion of their fees and reimbursed a portion of the Fund's expense, which increased the total return and yield of the Fund.

                     THE NORTH CAROLINA TAX FREE BOND FUND

                    Performance Update - $10,000 Investment
             For the period from January 13, 1993 (commencement of
                         operations) to August 31, 1997

                                                           LEHMAN BROTHERS
                          NC TAX FREE BOND FUND            MUNI BOND INDEX
      13-Jan-93                 10,000.00                      10,000.00
      28-Feb-93                 10,366.28                      10,494.99
      31-May-93                 10,290.93                      10,547.62
      31-Aug-93                 10,655.97                      10,961.47
      30-Nov-93                 10,727.07                      11,009.71
      28-Feb-94                 10,724.26                      11,076.13
      30-May-94                 10,589.09                      10,807.96
      31-Aug-94                 10,696.41                      10,976.82
      30-Nov-94                 10,228.52                      10,431.39
      28-Feb-95                 11,019.31                      11,284.77
      31-May-95                 11,475.72                      11,792.61
      31-Aug-95                 11,568.85                      11,949.87
      30-Nov-95                 11,962.87                      12,402.88
      29-Feb-96                 12,102.77                      12,531.33
      31-May-96                 11,804.47                      12,331.45
      31-Aug-96                 12,069.76                      12,575.81
      30-Nov-96                 12,620.91                      13,131.89
      29-Feb-97                 12,642.60                      13,221.49
      31-May-97                 12,653.37                      13,352.44
      31-Aug-97                 13,000.88                      13,738.41

This graph depicts the performance of The North Carolina Tax Free Bond Fund versus the Lehman Brothers Muni Bond Index. It is important to note The North Carolina Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

      Since Inception
    January 13, 1993 to           One year ended            Three years ended
      August 31, 1997            August 31, 1997             August 31, 1997

           5.83%                      7.71%                       6.72%

The graph assumes an initial $10,000 investment at January 13, 1993, and that all dividends and distributions are reinvested.

At August 31, 1997, the Fund would have grown to $13,001 - total investment return of 30.01% since January 13, 1993.

At August 31, 1997, a similar investment in the Lehman Brothers Muni Bond Index would have grown to $13,738 - total investment return of 37.38% since January 13, 1993.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.



                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1997

                                                                         Principal         Interest        Maturity          Value
                                                                           Amount            Rate            Date           (note 1)
MUNICIPAL OBLIGATIONS - 96.08%

Appalachian State University, North
   Carolina Utility System Revenue ................................         $150,000            5.90%      05-15-08         $161,354
Asheville, North Carolina
   Water System Revenue ...........................................          150,000            5.50%      08-01-11          154,991
Buncombe County, North Carolina
   Public Improvement General Obligation ..........................          100,000            5.80%      02-01-09          106,517
Buncombe County, North Carolina
   Solid Waste System Special Obligation Revenue ..................          200,000            5.60%      03-01-11          208,849
Cabarrus County, North Carolina
   General Obligation .............................................          250,000            5.40%      02-01-17          250,830
Charlotte-Mecklenburg Hospital
   Authorized North Carolina Health Care
   System Revenue .................................................          100,000            5.75%      01-01-12          102,828
Charlotte, North Carolina Public Improvement
   General Obligation .............................................          400,000            5.30%      04-01-08          415,292
Charlotte, North Carolina Water &
   Sewer General Obligation .......................................          400,000            5.60%      05-01-20          408,925
Charlotte, North Carolina Law Enforcement
   Facilities Project Series A Certificate
   of Participation ...............................................          100,000            6.10%      12-01-15          105,363
Concord, North Carolina Utilities
   System Revenue .................................................          200,000            5.75%      12-01-17          205,335
Concord, North Carolina Utilities
   System Revenue .................................................          125,000            5.50%      12-01-14          127,271
Currituck County, North Carolina
   General Obligation .............................................          300,000            5.40%      04-01-14          303,266
Dare County, North Carolina Utilities
   System Revenue .................................................          100,000            5.75%      06-01-14          104,591
Durham, North Carolina Public Improvement
   General Obligation .............................................          100,000            5.10%      02-01-07          102,898
Durham, North Carolina
   General Obligation Revenue .....................................          200,000            5.80%      02-01-12          212,596
Fayetteville, North Carolina Public
   Works Commission Revenue .......................................          100,000            4.80%      03-01-07           99,886
Fayetteville, North Carolina Public
   Works Commission Revenue .......................................          150,000            5.13%      03-01-10          150,569
Forsyth County, North Carolina
   General Obligation .............................................          200,000            4.75%      02-01-13          191,402
Gaston County, North Carolina
   General Obligation .............................................          175,000            5.70%      03-01-11          184,042
Gastonia, North Carolina Police Station
   Project Certificate of Participation ...........................          100,000            5.70%      08-01-15          101,775

                                                                                                                         (Continued)

                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1997

                                                                         Principal         Interest        Maturity          Value
                                                                           Amount            Rate            Date           (note 1)
MUNICIPAL OBLIGATIONS - (Continued)

Gastonia, North Carolina Street Improvement
   General Obligation Unlimited ...............................          $200,000             5.50%       05-01-13          $205,872
Greensboro, North Carolina
   General Obligation Unlimited ...............................           500,000             5.00%       03-01-12           492,663
Greensboro, North Carolina Public Improvement
   Series A General Obligation ................................           100,000             5.80%       04-01-07           107,022
High Point, North Carolina
   General Obligation Revenue .................................           100,000             5.60%       03-01-13           103,639
High Point, North Carolina
   General Obligation .........................................           200,000             5.00%       03-01-15           193,351
Lincolnton, North Carolina
   Enterprise System Revenue ..................................           200,000             5.38%       05-01-16           200,094
Mecklenburg County, North Carolina
   General Obligation .........................................           500,000             4.70%       04-01-11           483,080
Mecklenburg County, North Carolina
   Public Improvement General Obligation ......................           150,000             5.40%       04-01-04           157,515
Mecklenburg County, North Carolina
   Public Improvement General Obligation ......................           200,000             5.50%       04-01-11           207,765
Morganton, North Carolina Water
   & Sewer General Obligation Revenue .........................           100,000             5.70%       06-01-14           103,964
North Carolina Central University
   Housing System Revenue .....................................           200,000             5.80%       11-01-17           207,906
North Carolina Housing Finance Agency
   Multifamily Series A Revenue ...............................           100,000             5.80%       07-01-13           102,096
North Carolina Medical Care Commission
   Memorial Mission Hospital Project Revenue ..................           100,000             6.00%       10-01-12           105,499
North Carolina Municipal Power Agency -
   Number 1 - Catawba Electric Revenue ........................           100,000             6.00%       01-01-09           109,366
North Carolina Municipal Power Agency -
   Number 1 - Catawba Electric Revenue ........................           100,000             5.75%       01-01-15           102,951
North Carolina State
   Series A General Obligation ................................           300,000             5.10%       03-01-07           308,628
North Carolina State
   General Obligation .........................................           400,000             5.10%       06-01-10           404,551
North Carolina State Clean Water
   Series A General Obligation ................................           100,000             5.20%       06-01-10           101,942
North Carolina State Clean Water
   Series A General Obligation ................................           100,000             5.80%       06-01-16           104,687
North Carolina State University
   Centennial Campus B ........................................           500,000             5.13%       12-15-16           485,447
Onslow County, North Carolina
   General Obligation Unlimited ...............................           100,000             5.70%       03-01-13           104,430

                                                                                                                         (Continued)

                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1997

                                                                         Principal         Interest        Maturity          Value
                                                                           Amount            Rate            Date           (note 1)
MUNICIPAL OBLIGATIONS - (Continued)

   Pitt County, North Carolina Memorial
      Hospital Revenue .........................................       $  100,000             5.50%        12-01-15       $  100,021
   Raleigh, North Carolina
      General Obligation Unlimited .............................          200,000             5.25%        06-01-12          202,554
   Raleigh, North Carolina
      General Obligation Unlimited .............................          400,000             5.25%        06-01-13          402,536
   Rowan County, North Carolina
      General Obligation .......................................          150,000             5.60%        05-01-10          157,280
   Salisbury, North Carolina Water & Sewer
      General Obligation .......................................          100,000             5.30%        05-01-11          100,812
   Union County, North Carolina
      Enterprise System Revenue ................................          100,000             5.35%        06-01-09          103,305
   Union County, North Carolina
      Series A General Obligation ..............................          100,000             5.20%        06-01-12          100,285
   Union County, North Carolina
      Series B General Obligation ..............................          100,000             5.30%        05-01-15           99,784
   Wilmington, North Carolina Water
      General Obligation Revenue ...............................          100,000             5.60%        06-01-11          103,265
   Winston-Salem, North Carolina
      General Obligation .......................................          100,000             5.50%        06-01-12          103,157
                                                                                                                             -------

   Total Municipal Obligations (Cost $9,317,400) ...............                                                           9,564,047
                                                                                                                           ---------

INVESTMENT COMPANY - 2.32%
      North Carolina Municipal Cash Trust ......................          230,774                                            230,774
                                                                                                                             -------
      (Cost $230,774 )

Total Value of Investments (Cost $9,548,174 (a)) ...............                                           98.40 %         9,794,821
Other Assets In Excess of Liabilities ..........................                                            1.60 %           159,474
                                                                                                           ------         ----------
   Net Assets ..................................................                                           100.00 %       $9,954,295
                                                                                                           ======         ==========

(a) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

      Unrealized appreciation                                                                            $268,481
      Unrealized depreciation                                                                             (21,834)
                                                                                                          -------

                 Net unrealized appreciation                                                             $246,647
                                                                                                         ========



See accompanying notes to financial statements

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 August 31, 1997


ASSETS
   Investments, at value (cost $9,548,174) ....................     $ 9,794,821
   Cash .......................................................           6,508
   Interest receivable ........................................         159,591
                                                                        -------

      Total assets ............................................       9,960,920
                                                                      ---------

LIABILITIES
   Accrued expenses ...........................................           4,913
   Due to advisor (note 2) ....................................           1,712
                                                                          -----

      Total liabilities .......................................           6,625
                                                                          -----

NET ASSETS
   (applicable to 936,344 shares outstanding; unlimited
   shares of no par value beneficial interest authorized) .....     $ 9,954,295
                                                                    ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($9,954,295 / 936,344 shares) ..............................     $     10.63
                                                                    ===========

NET ASSETS CONSIST OF
   Paid-in capital ............................................     $ 9,768,746
   Accumulated net realized loss on investments ...............         (61,098)
   Net unrealized appreciation on investments .................         246,647
                                                                        -------
                                                                    $ 9,954,295
                                                                    ===========


See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                            STATEMENT OF OPERATIONS

                           Year ended August 31, 1997


INVESTMENT INCOME

   Income
      Interest ...................................................    $ 400,724
      Dividends ..................................................        5,870
                                                                          -----

         Total income ............................................      406,594
                                                                        -------

   Expenses
      Investment advisory fees (note 2) ..........................       26,663
      Fund administration fees (note 2) ..........................       11,427
      Shareholder service fees (note 3) ..........................       19,045
      Custody fees ...............................................        5,555
      Registration and filing administration fees (note 2) .......          249
      Fund accounting fees (note 2) ..............................       21,000
      Audit fees .................................................        9,151
      Legal fees .................................................        8,650
      Securities pricing fees ....................................        6,019
      Shareholder recordkeeping fees .............................          974
      Other fees .................................................        2,350
      Shareholder servicing expenses .............................        4,246
      Registration and filing expenses ...........................          333
      Printing expenses ..........................................        3,340
      Trustee fees and meeting expenses ..........................        5,814
      Other operating expenses ...................................        3,525
                                                                          -----

         Total expenses ..........................................      128,341
                                                                        -------

         Less:
            Expense reimbursements (note 2) ......................       (9,244)
            Investment advisory fees waived (note 2) .............      (26,663)
            Fund administration fees waived (note 2) .............       (8,718)
            Shareholder service fees waived (note 3) .............      (19,045)
                                                                        -------

         Net expenses ............................................       64,671
                                                                         ------

            Net investment income ................................      341,923
                                                                        -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions ................       32,653
   Increase in unrealized appreciation on investments ............      190,154
                                                                        -------

      Net realized and unrealized gain on investments ............      222,807
                                                                        -------

         Net increase in net assets resulting from operations ....    $ 564,730
                                                                      =========


See accompanying notes to financial statements


                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




                                                                                                    Year ended           Year ended
                                                                                                     August 31            August 31
                                                                                                        1997                 1996
INCREASE IN NET ASSETS

  Operations
     Net investment income ...............................................................         $   341,923          $   239,837
     Net realized gain from investment transactions ......................................              32,653                8,543
     Increase (decrease) in unrealized appreciation on investments .......................             190,154              (64,001)
                                                                                                       -------              -------

        Net increase in net assets resulting from operations .............................             564,730              184,379
                                                                                                       -------              -------

  Distributions to shareholders from
     Net investment income ...............................................................            (341,923)            (241,358)
                                                                                                      --------             --------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a) ................           3,330,981            2,274,337
                                                                                                     ---------            ---------

           Total increase in net assets ..................................................           3,553,788            2,217,358

NET ASSETS

  Beginning of period ....................................................................           6,400,507            4,183,149
                                                                                                     ---------            ---------

  End of period ..........................................................................         $ 9,954,295          $ 6,400,507
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:
                                                                      Year ended                               Year ended
                                                                    August 31, 1997                          August 31, 1996

                                                              Shares              Value                Shares               Value

Shares sold ....................................             363,128          $ 3,821,326              273,835          $ 2,873,661
Shares issued for reinvestment
  of distributions .............................              25,239              266,015               19,626              204,428
                                                              ------              -------               ------              -------

                                                             388,367            4,087,341              293,461            3,078,089

Shares redeemed ................................             (71,933)            (756,360)             (77,223)            (803,752)
                                                             -------             --------              -------             --------

  Net increase .................................             316,434          $ 3,330,981              216,238          $ 2,274,337
                                                             =======          ===========              =======          ===========


See accompanying notes to financial statements


                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                                                                                          For the
                                                                                                                        period from
                                                                                                                    January 13, 1993
                                                                                                                    (commencement of
                                                                 Year ended   Year ended    Year ended   Year ended  operations) to
                                                                  August 31,   August 31,    August 31,   August 31,    August 31,
                                                                     1997         1996          1995         1994          1993

Net asset value, beginning of period ...........................   $10.32       $10.36        $10.02       $10.40          $10.00

   Income from investment operations
      Net investment income ....................................     0.47         0.48          0.45         0.42           0.24
      Net realized and unrealized gain (loss) on investments ...     0.31        (0.04)         0.34        (0.38)          0.40
                                                                     ----        -----          ----        -----           ----

         Total from investment operations ......................     0.78         0.44          0.79         0.04           0.64
                                                                     ----         ----          ----         ----           ----

   Distributions to shareholders from
      Net investment income ....................................    (0.47)       (0.48)        (0.45)       (0.42)         (0.24)
                                                                    -----        -----         -----        -----          -----

Net asset value, end of period .................................   $10.63       $10.32        $10.36       $10.02         $10.40
                                                                   ======       ======        ======       ======         ======

Total return ...................................................     7.71%        4.33%         8.16%        0.38%         10.43%(a)
                                                                     ====         ====          ====         ====          =====

Ratios/supplemental data

   Net assets, end of period ...................................$9,954,295   $6,400,507    $4,183,149   $3,929,053      $2,423,995
                                                                ==========   ==========    ==========   ==========      ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees ............     1.68%        2.24%         2.76%        3.26%          3.50%(a)
      After expense reimbursements and waived fees .............     0.85%        0.85%         0.85%        0.84%          0.77%(a)

   Ratio of net investment income to average net assets
      Before expense reimbursements and waived fee .............     3.65%        3.21%         2.65%        1.67%          1.25%(a)
      After expense reimbursements and waived fees .............     4.49%        4.60%         4.56%        4.09%          3.98%(a)

   Portfolio turnover rate .....................................    19.72%        9.96%        83.12%       22.82%          0.00%

(a)      Annualized.

See accompanying notes to financial statements

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The North Carolina Tax Free Bond Fund (the "Fund") is a non-diversified series of shares of beneficial interest of the Albemarle Investment Trust (the "Trust"). The Trust is an open-ended investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on January 13, 1993. The investment objective is to provide current income exempt from Federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price on the day of valuation. Other securities are valued at the most recent bid price. Securities for which market quotations are not readily available are valued by an independent pricing service which takes into consideration institutional bid and last sale prices, securities prices, yields, maturities, call features, ratings and institutional trading in similar groups of securities; or if not available from the pricing service, the value of a security is determined following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

                  The Fund invests in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic developments in the state of North Carolina.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net realized gains (losses) may differ for financial statements and tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for tax purposes.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis.

         D. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Fund generally declares dividends daily, payable monthly on a date selected by the Fund's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.

                  The Fund has capital loss carryforwards for federal income tax purposes of $45,273 and $15,825 which expire in the year 2003 and 2005, respectively. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  Of the $341,923 of distributions to shareholders ($0.47 per share) during the fiscal year ended August 31, 1997, the Fund has determined that all distributions made qualify as exempt-interest

                                                                     (Continued)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



                  dividends for federal income tax purposes. Shareholders are advised to consult with their professional tax advisor regarding the state income tax implications of these distributions.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimates.

         F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Act.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement (commenced April 1, 1994), Boys, Arnold & Company, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.35% of the Fund's average daily net assets. Prior to April 1, 1994, T. Leavell & Associates acted as investment advisor to the Fund and received a fee at the annual rate of 0.25% of the Fund's first $100 million of average daily net assets and 0.10% of average daily net assets over $100 million. For the fiscal year ending August 31, 1997, the Advisor has voluntarily waived its fees amounting to $26,663 ($0.04 per share) and has reimbursed the Fund for operating expenses totaling $9,244 to limit those expenses to no more than 0.85% of the average annual net assets of the Fund.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administrative, accounting, and recordkeeping services shall not be less than $3,000 per

                                                                     (Continued)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



         month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. The Administrator has voluntarily waived fees of $8,718 ($0.01 per share) for the fiscal year ended August 31, 1997.

         Certain trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - SHAREHOLDER SERVICING FEES

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a Shareholder Servicing Fee Plan (the "Plan"). The Plan regulates the manner in which a regulated investment company may assume expenses from the servicing and maintenance of shareholder accounts.

         The Plan provides that the Fund may incur certain expenses for payment to persons for providing services including, but not limited to, responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request. The basis for amounts paid under the Plan is determined by the Board of Trustees. Expenses pursuant to the Plan may not exceed 0.25% of the Fund's average daily net assets per annum since inception of the Plan, nor exceed 0.25% per annum of the average net assets of the shareholder accounts being serviced. Such fees were waived in their entirety in the current year.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $4,597,732 and $1,455,424, respectively, for the fiscal year ended August 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Albemarle Investment Trust:

We have audited the accompanying statement of assets and liabilities of The North Carolina Tax Free Bond Fund (a portfolio of the Albemarle Investment Trust), including the portfolio of investments, as of August 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period ended August 31, 1995 were audited by other auditors, whose reports thereon dated September 29, 1995, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 and 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The North Carolina Tax Free Bond Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the two years then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP

Pittsburgh, Pennsylvania
September 19, 1997

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART C

                           ALBEMARLE INVESTMENT TRUST

                      THE NORTH CAROLINA TAX FREE BOND FUND

                                    FORM N-1A

                                OTHER INFORMATION


                                     PART C
                               OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

 a)      Financial Statements:

         Financial Statements contained in Part A:

         Financial Highlights for The North Carolina Tax Free Bond Fund from commencement of operations to August 31 of each fiscal year thereafter through the year ended August 31, 1997. Financial Statements contained in Part B: For The North Carolina Tax Free Bond Fund:

         Portfolio of Investments, August 31, 1997 Statement of Assets and Liabilities, August 31, 1997 Statement of Operations, August 31, 1997 Statement of Changes in Net Assets for the two previous fiscal periods ending with the year ended August 31, 1997 Financial Highlights (from commencement of operations to August 31 of each fiscal year thereafter through the year ended August 31, 1997)

 b)      Exhibits*

(1) Amended and Restated Declaration of Trust - Incorporated by reference; filed on 12/15/95

(2) By-Laws - Incorporated by reference; filed on 11/13/92; amendment to By-Laws filed 2/1/94

(3)      Voting Trust Agreement - Not applicable

(4)      Specimens, etc. - Not applicable - the Fund does not issue certificates

(5) Investment Advisory Agreement for the Fund - Incorporated by reference; filed on 2/1/94

(6)      Distribution Agreement - None

(7)      Retirements  Plans  Sponsored by  Registrant - Not  applicable

(8)      (a)       Custodian Agreement - Incorporated by reference;  filed on
                   12/10/93

(9)      (a)       Fund  Accounting,   Dividend   Disbursing  &  Transfer  Agent
                   and Administration Agreement - Incorporated by reference;
                   filed on 11/13/92

         (b)      Amendment to Fund Accounting,  Dividend  Disbursing & Transfer
                  Agent  and   Administration   Agreement  -   Incorporated   by
                  reference; filed on 12/15/95

         (c) Shareholder Servicing Plan - Incorporated by reference; filed on 12/15/95

(10) Opinion of Counsel - Incorporated by reference; filed 11/25/97 with 24f-2 notice

(11)     Consent of Auditors - Enclosed Exhibit 11

(12)     Financial Statements Omitted - Not applicable

(13)     Initial Capital Agreement - Not applicable

(14)     Prototype Plans - Not applicable

(15)     Plan of Distribution under Rule 12b-1 - None

(16)     Computation of Performance - Enclosed Exhibit 16

(17)     Powers of Attorney - Incorporated by reference; filed 12/27/96

(18)     Rule 18f-3 Multi-Class Plan - Not applicable

(27)     Financial Data Schedule -  Enclosed Exhibit 27

ITEM 25. Persons Controlled by or Under Common Control with Registrant

         No person is controlled by or under common control with Registrant.

ITEM 26.  Number of Holders of Securities

As of December 30, 1997, the number of record holders of each class of securities of Registrant was as follows:

            -----------------------------------------------------------------
            Fund                                            Number of Record
                                                            Holders
            -----------------------------------------------------------------

            The North Carolina Tax Free Bond Fund               116

ITEM 27.   Indemnification

         The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

         No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

         The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

         Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.


         This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

ITEM 28.    Business and other Connections of Investment Advisor

         See the Statement of Additional Information section entitled "Management of the Fund - Trustees and Officers" and the Investment Advisor's Form ADV filed with the Commission for the activities and affiliations of the officers and directors of the Investment Advisor of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisor currently serves as investment advisor to numerous institutional and individual clients.

ITEM 29.    Principal Underwriter - Not Applicable

ITEM 30.    Location of Accounts and Records

         All account books and records not normally held by The Fifth Third Bank, the Custodian to the Registrant, are held by the Registrant, in the offices of The Nottingham Company, Fund Accountant and Administrator, NC Shareholder Services, Transfer Agent to the
         Registrant, or by Boys, Arnold & Company, the Advisor to the Registrant.The address of The Nottingham Company is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The office of Boys, Arnold & Company is 1272 Hendersonville Road, Asheville, North Carolina 28813-5255. The address of The Fifth Third Bank is 38 Fountain Square, Cincinnati, Ohio 45263.

ITEM 31.  Management  Services

         The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Registrant and The Nottingham Company are discussed in Part B hereof.

ITEM  32. Undertakings

         The Registrant hereby undertakes to comply with Section 16(c) of the Investment Company Act of 1940.

         Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report to shareholders of each series of Registrant upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on the 31st day of December, 1997.


ALBEMARLE INVESTMENT TRUST


By: /s/ C. Frank Watson III
    C. Frank Watson III
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


/s/ Edwin B. Armstrong*                   Trustee
Edwin B. Armstrong

/s/ J. Finley Lee, Jr.*                   Trustee
J. Finley Lee, Jr.

/s/ Jon L. Vannice*                       Trustee
Jon L. Vannice

/s/ J. Hope Reese*                        Treasurer
J. Hope Reese


By:/s/ C. Frank Watson III                              Dated: December 31, 1997
   C. Frank Watson III Attorney-in-Fact

                           ALBEMARLE INVESTMENT TRUST
                                  EXHIBIT INDEX



EXHIBIT NUMBER                                        DESCRIPTION


Exhibit 99.B.11                                       Consent of Auditors

Exhibit 99.B.16                                       Computation of Performance

Exhibit 99.B.27                                       Financial Data Schedule